UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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bluebird bio, Inc.

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*** Exercise Your Right to Vote ***    Important Notice Regarding the Availability of Proxy Materials for the   Stockholder Meeting to Be Held on June 4, 2015.   Meeting Information   BLUEBIRD BIO INC.   Meeting Type: Annual Meeting  For holders as of: April 10, 2015  Date: June 4, 2015 Time: 8:30 AM EDT  Location: The offices of bluebird bio   150 Second Street  Third Floor    BLUEBIRD BIO, INC.  150 SECOND STREET  CAMBRIDGE, MA 02141   Cambridge, Massachusetts   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.   M91455-P62648  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote   How to Access the Proxy Materials   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 21, 2015 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT FORM 10-K  Proxy Materials Available to VIEW or RECEIVE:  .XXXX XXXX XXXX XXXX  .XXXX XXXX XXXX XXXX  How To Vote   Please Choose One of the Following Voting Methods   Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession  of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special  requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the  box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M91456-P62648.XXXX XXXX XXXX XXXX

Voting Items   The Board of Directors recommends you vote FOR  the following:   1.  Election of Directors  Nominees:   01)  Daniel S. Lynch   02)  John M. Maraganore   The Board of Directors recommends you vote FOR the following proposal:   2.  Advisory vote on executive compensation.  The Board of Directors recommends you vote 3 YEARS on the following proposal:   3.  Advisory vote on the frequency of advisory votes on executive compensation.  The Board of Directors recommends you vote FOR the following proposal:   4.  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending  December 31, 2015.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.   M91457-P62648

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